UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                               FORM 8-K



                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Date of Report:  May 14, 1996



                     ELECTRONIC SYSTEMS TECHNOLOGY INC.
                        (A Washington Corporation)

                      Commission File no. 2-92949-S
                IRS Employer Identification no. 91-1238077

                           415 N. Quay St. #4
                          Kennewick  WA  99336
                  (Address of principal executive offices)


    Registrant's telephone number, including area code:(509) 735-9092





























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ITEM 5.  OTHER EVENTS

On May 14, 1996, the Company received payment from Diversified
Engineering in the amount of $57,204, for materials furnished by the Company in 1995. The amount owed to the Company by Diversified
Engineering had been recognized as a bad debt expense as of December 31, 1995. The amount received by the Company on May 14 will be recognized as income in the quarter ended June 30, 1996.



















































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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

  T.L. KIRCHNER

By: T.L. Kirchner
President
Date: June 4, 1996